UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): August 11, 2004


                           Commission File No. 0-11178
                                               -------


                           UTAH MEDICAL PRODUCTS, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


                UTAH                                      87-0342734
   -------------------------------                   ------------------
   (State or other jurisdiction of                   (I.R.S. Employer
   incorporation or organization)                    Identification No.)


                               7043 South 300 West
                               Midvale, Utah 84047
                               -------------------
                     Address of principal executive offices


Registrant's telephone number:      (801) 566-1200
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


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                              ITEM 5. OTHER EVENTS

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On August 11, 2004, Utah Medical Products, Inc. issued a press release comprised of a letter from Chairman and CEO Kevin L. Cornwell to UTMD's customers regarding the current FDA situation. A copy of the press release is attached hereto as Exhibit 99.1


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                                   SIGNATURES

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  Pursuant to the requirements of the Securities Exchanges Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        UTAH MEDICAL PRODUCTS, INC.
                                        REGISTRANT


Date:         8/12/2004                 By:      /s/ Kevin L. Cornwell
      ------------------------              --------------------------
                                            Kevin L. Cornwell
                                            CEO



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                                  EXHIBIT INDEX


Index
Number         Description
------         -----------

99.1           Press release issued August 11, 2004: Utah Medical Products, Inc.
               Sends Letter to Its Customers.